                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 28, 2003
                                 ---------------
                Date of Report (Date of earliest event reported)


                             THE UNIMARK GROUP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)


                   0-26096                              75-2436543
          ------------------------           ---------------------------------
          (Commission File Number)           (IRS Employer Identification No.)


                                  UNIMARK HOUSE
                                124 MCMAKIN ROAD
                            BARTONVILLE, TEXAS 76226
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's telephone number, including area code (817) 491-2992


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ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a press release disclosing the resignation of Gustavo Fernandez Cardenas as President and Chief Executive officer the Company and the appointment by the Company's Board of Directors of Arturo Herrera Barre as its new President and Chief Executive Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                           99.1 Press Release, dated August 28, 2003



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                      THE UNIMARK GROUP, INC.
                                                            (Registrant)


Date: August 28, 2003                                 /s/ David E. Ziegler
                                                      --------------------------
                                                      David E. Ziegler
                                                      Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit
Number          Description
-------         -----------

99.1            Press Release, dated August 28 2003



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